Halting Disease Progression in its Tracks © 2019 Aravive, Inc. Aravive Corporate Presentation November 2019 Exhibit 99.2

Important Information © 2019 Aravive, Inc. Forward-Looking Statements This presentation contains forward-looking statements that may discuss Aravive’s plans, goals, intentions and expectations as to future trends, events, results of operations, financial condition or other matters. Forward- looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and they often include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements included in this presentation include statements regarding Aravive’s planned clinical activities, including the design, initiation, patient enrollment and availability of data from clinical studies, future indications and cash position and the anticipated safety, activity and manufacturability of Aravive’s product candidates. Forward-looking statements are based on Aravive’s current beliefs and assumptions, are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the unpredictability of clinical development activities; risks related to Aravive’s ability to estimate and control its operating expenses; Aravive’s ability to protect its intellectual property rights; changes in the competitive environment; and legislative, regulatory, political and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Aravive’s most recent Annual Report on Form 10-K and 10-K/A, subsequent Quarterly Report on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission. Except as required by law, Aravive undertakes no obligation to revise or update any forward-looking statement or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Company Overview The Company Lead Clinical Program (AVB-500) Aravive is a clinical stage company developing treatments designed to halt the progression of life-threatening diseases, including cancer and fibrosis NASDAQ-listed company (ARAV) Offices in Houston, TX (hdqtrs.) and Palo Alto, CA $20 million Product Development Award from the Cancer Prevention & Research Institute of Texas (CPRIT) Led by a team of industry veterans with decades of target biology, drug development, & commercialization expertise Multiple clinical and program milestones during 2020 A first-in-class, ultra-high affinity, Fc-fusion protein designed to selectively block the novel GAS6-AXL signaling pathway Proof-of-mechanism established in clinic using proprietary biomarker for target engagement Early proof-of-concept for anti-tumor activity demonstrated in platinum-resistant ovarian cancer Currently in expanded Phase 1b/2 for platinum-resistant ovarian cancer; Fast-track designation granted by the FDA Ideal profile for combination with chemo, check-point inhibitors and PARP inhibitors in broad range of indications IP coverage through 2033 and beyond Our approach draws on novel insights into targeting signaling pathways that drive the activation, migration and invasion of abnormal cells into healthy tissues © 2019 Aravive, Inc.

Pipeline Focused on GAS6/AXL Signaling in Oncology & Fibrosis

	Indication	Preclinical / Phase 1 (Phase 1*, Phase 1b) / Phase 2 / Phase 3
AVB-500	**Ovarian Cancer** *platinum resistant*	**Status:** P1b expansion to confirm early efficacy
AVB-500	**Clear Cell Renal Cancer**	**Status:** P1b/P2 Initiation expected 4Q19/1Q20
AVB-500	**3rd Oncology** *(undisclosed indication)*	
AVB-500	**Kidney Fibrosis** *(IgAN)*	**Status:** Initiation expected 4Q 2019
AVB-500	**Ovarian Cancer** *platinum resistant (PD-L1i combo; AZ; IST)*	**Status:** Recruiting 4Q2019
AVB-S6-TBD	**Chronic Fibrosis** *(undisclosed indication)*	

IST= investigator sponsored trial

© 2019 Aravive, Inc.
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AXL Tyrosine Kinase Promotes Invasion, Metastasis, and Resistance AXL is a member of tyrosine kinases that include Tyro3, AXL, and Mer (TAMs) AXL is activated by a single ligand, growth arrest–specific 6 (GAS6); Mer and Tyro3 can be activated by GAS6 and Protein S 1 Upregulated in many cancers 2, AXL overexpression linked to metastasis 3,4, poor survival 5-7, and drug resistance 8,9 Unusually strong binding affinity between GAS6 and AXL of ~ 30 pM makes development of inhibitors to the pathway challenging 1 1 J Clin Invest. 2017;127(1):183–198. 2 Adv Cancer Res. 2008;100:35–83. 3 Oncogene. 2009;28(39):3442–3455 4 Cancer Res. 2010;70(19):7570–7579 5 Proc Natl Acad Sci U S A. 2006;103(15):5799–5804 6 Ann Diagn Pathol. 2013;17(5):425–429 7 Proc Natl Acad Sci U S A. 2010;107(3):1124–1129 8 Nat Genet. 2012;44(8):852–860 9 Cancer Res. 2013;73(1):331–340 Figure from Clinical Science Apr 01, 2012, 122 (8) 361-368

GAS6/AXL Signaling: Decoy Receptor is the Best Approach for Potent and Selective Inhibition WT AXL has pM Affinity; AVB-500 AXL Decoy has fM Affinity Selectivity limited by RTK homology Off-target toxicity Multiple resistance mechanisms Many potential competitors Decoy AXL Receptor AXL or GAS6 Antibody Tyrosine Kinase Inhibitor Requires a mAB affinity that competes with receptor Not achievable for AXL Many potential competitors Binds more tightly to GAS6 than WT AXL Complete target coverage with no anticipated off-target toxicity First-in-Class with strong IP position kinase domain © 2019 Aravive, Inc.

Other Drugs Targeting AXL Signaling in Clinical Development are Not Selective

Drug (Stage)	Company	Target	Selective for AXL
AVB-500 (Ph Ib/II)	**Aravive**	**GAS6**	**YES**
Gilterinib (Market)	Astellas	AXL	NO
Cabozantinib (Market)	Exelixis	AXL	NO
Sitravatinib (Ph III)	Mirati (BeiGene)	AXL	NO
Merestinib (Ph II)	Lilly	AXL	NO
BGB324 (Ph II)	BergenBio	AXL	NO
S49076 (Ph i/II)	Servier	AXL	NO
TP-0903 (Ph I/II)	Tolero (Sumitomo)	AXL	NO
BPI-9016M (Ph I)	Betta Pharmaceuticals	AXL	NO
ONO-7475-01 (Ph I)	Ono Pharmaceuticals	AXL	NO
RXDX-106 (Ph I)	Ignyta	AXL	NO


aravive
VS.

© 2019 Aravive, Inc.
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AVB-500 Inhibits AXL Signaling by Neutralizing GAS6, Sole Ligand for AXL

Decoy receptor engineered for very high affinity for GAS6
  - ~200 fold greater than native AXL
- Favorable safety and PK profile
  - GAS6 not needed by normal tissue
  - GLP preclinical studies demonstrate ≥ 30-fold safety margin (relative to max feasible dose in tox; 3-month tox study completed)
  - As biologic, does not compete for metabolism with chemotherapies; facilitates combination with other therapies
- Small molecules targeting AXL can have off target activities

Strong IP position on GAS6 inhibition

Proprietary biomarker tests to monitor GAS6 levels; serum GAS6 levels associated with efficacy in preclinical studies

Robust CMC

- Drug candidate manufactured at high yield and purity

AVB-S6-500 Demonstrated Favorable Safety Profile and Proof-of-Mechanism in FIH Phase 1 Trial


GAS6
IG2
IG1
hIG1

J Clin Invest. 2017;127(1):183–198

GAS6/AXL Signaling is Critical in Resistant Metastatic Ovarian Cancer Expression in 0% (0/10) of normal ovarian tissue Expression in 73% (219/297) ovarian tumor samples including low grade serous, endometroid and advanced stage tumors1 Preclinical in vitro 1,2,3 Inhibition decreases invasion/migration Preclinical in vivo 1,2,3 Inhibition decreases tumor Correlates with chemoresistance to carboplatin and paclitaxel Inhibition improves sensitivity to platinum and taxane therapies Rankin et al, Cancer Res. Oct 1; 70 (19) 2010 Divine et al, Oncotarget 7 (47) 2016; Quinn et al, Mol Cancer Ther November 26 2018; Kariolis et al, J Clin Invest. 2017 Quinn et al. Mol Cancer Therapeutics 2019

AVB-500: A Novel Lead Clinical Program With Attractive Attributes Fast-track designation granted by the FDA for platinum-resistant ovarian cancer; currently in expanded Phase 1b/2 trial with early proof-of-concept data Well-tolerated to date and no anticipated drug-drug interactions facilitate combination studies (unlike small molecules) The ability to combine with common standards of care allows access to a large total accessible market Robust chemistry manufacturing control with high yield and purity © 2019 Aravive, Inc.

AVB500-OC-002: A P1b Study of AVB-500 in Combination with Single Agent Chemotherapy in Platinum-Resistant Ovarian Cancer

Key Eligibility Criteria

- 1-3 prior lines
- Measurable disease
- Platinum free interval ≤ 6mo after most recent platinum-containing regimen
- Adenocarcinoma NOS, high grade endometroid adenocarcinoma, mixed epithelial (≥ 80% high grade serous), high grade serous, or undifferentiated carcinoma
- ECOG performance status 0-1

NOS= Not Otherwise Specified
ECOG= Eastern Cooperative Oncology Group

Trial Design (NCT03639246)

AVB-500 (AVB): Initial dose 10 mg/kg q14 days
Pegylated liposomal doxorubicin (PLD): 40 mg/m^2 d1; 28 day cycle
Paclitaxel (PAC): 80 mg/m^2 day 1, day 8, day 15; 28-day cycle


AVB + PLD
n=6
AVB + PAC
n=6
Goals for expansion:
1. Safe & tolerated
2. AVB serum biomarker targets met
Expansion Cohort
PAC: n = 18
PLD: n = 18

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Safety data for the first 31 patients: AVB-500 (10mg/kg) well-tolerated No serious and unexpected adverse reactions No dose limiting toxicities Infusion reactions managed by premedication regimen 40 patients total have been dosed at 10mg/kg Similar safety profile as that seen with first 31 patients Additional 3 patients have been dosed at 15mg/kg To date, similar safety profile to the 10mg/kg dose © 2019 Aravive, Inc. Safety Summary from Phase 1B to Date

Efficacy Outcomes to Date from Phase 1b Study More Mature Data on 31 Evaluable Patients As of Oct 31 2019 31 Patients First 12 Patients Next 19 Patients Complete Response (CR) + Partial Response (PR) 7 (22%) 5 (42%) 2 (10%) Stable Disease (SD) 13 (42%) 2 (16%) 11 (58%) CBR (SD+CR+PR) 20 (64%) 7 (58%) 13 (68%) Progressive Disease (PD) 11 (35%) 5 (42%) 6 (32%) Both stable disease and response influence progression free survival (PFS) times Response Determined by Investigator-Assessed RECISTv1.1

Identifying Minimal Efficacious Concentration Efficacy Related to Amount of AVB-500 in the Body Investigated the difference between the patients who received 10mg/kg and had clinical benefit (stable disease or response) vs those who did not benefit at this same dose. An unsupervised analysis of all variables (including demographics and baseline characteristics and AVB-500 levels in the blood) demonstrated that the only parameters that were significantly associated to efficacy were drug exposure levels (i.e. trough levels and Cmax levels). Initially found statistically significant relationship between Cmax and response With current data from 31 patients, including progression free survival (PFS) and additional PK data, now see strong significance between PFS and Ctrough levels (p=0.0066) Cmax and Ctrough levels do still correlate The analysis identified a minimal efficacious concentration (13.8 mg/L) that is consistent with at least 95% target engagement based on independent PK modeling. Initially targeted 90% target engagement but PROC data suggests 95% needed At the 10 mg/kg dose, 17 of 31 platinum-resistant ovarian cancer patients (approximately 50%) achieved the minimal efficacious concentration after the first dose of AVB-500.

© 2019 Aravive, Inc. Sufficient AVB-500 Exposures at 10 mg/kg Increased Median PFS 4-fold, from 2 Months to 8 Months Median progression free survival (PFS) will be the primary endpoint for platinum-resistant ovarian cancer trials Median PFS for platinum-resistant ovarian cancer patients given PAC or PLD is 3-4 months but 6-8 weeks in patients with platinum free interval of less than 3 months and/or on 3rd or greater lines of therapy Above Minimal Efficacious Exposure Below Minimal Efficacious Exposure

Exposure-Response Analysis Demonstrated AVB-500 Levels at 10mg/kg Dose Predict Clinical Benefit © 2019 Aravive, Inc.   Above Minimal Efficacious Exposure Below Minimal Efficacious Exposure Number of Patients (n) 17 14 Complete Response (CR) 1 (6%) 0 Partial Response (PR) 4 (24%) 2 (14%) Overall Response Rate (ORR) 5 (29%) 2 (14%) Stable Disease (SD) 9 (53%) 4 (28%) Clinical Benefit (SD+ORR) 14 (82%) 6 (43%) Median DOR (months) 7.6 3.9 Median PFS (months) 8.1 1.8 Progressive Disease (PD) 3 (18%) 8 (57%) Patients remaining on study as of Oct 31 2019 8 (47%) 0 Sufficient AVB-500 exposures doubled ORR, Clinical Benefit Rate, and duration of response Response rate in below minimal efficacious exposure patients consistent with historical control rates of 10-15% for PAC or PLD Best Response Determined by Investigator-Assessed RECIST 1.1

Historical Control Information Cancer Chemotherapy and Pharmacology (2019) 84:33-39 37 European Journal of Obstetrics & Gynecology and Reproductive Biology 166 (2013) 94–98 Prior Lines AVB500-OC-002 Data from Literature (Plat-S/Plat-R not parsed) 2 (N=14) ORR 29% 12% (6.9%CR) CBR 64% 16% 3 (N=8) ORR 25% 2.9% (0 CR) CBR 75% 9% 26% of the 62 patients in the less than 3 mo PFI group had primary refractory disease

Best Response Determined by Investigator-Assessed RECISTv1.1 for First 31 Patients (10mg/kg): One CR Percent Change in Sum of Target Tumors from Baseline to Best Response Note: 2 pts who were PD at best response (Pac arm) are excluded from the waterfall Pac PLD High exposure patients

Summary of First 31 Patients’ Response as of October 31 2019 CT Scans PAC PLD Partial response Progressed Complete response Stable disease represented by continuous bar * * * * * * * * * * * * * * * * * * High exposure patients

Observations on Patients Continuing On Study The patient with CR achieved the minimal efficacious concentration of AVB-500 while on PAC. She had a baseline serum GAS6 level that was typical of the platinum-resistant ovarian cancer population and 2-fold higher than that observed in healthy volunteers. She also exhibited poor prognostic factors, including two prior lines of therapy and PFI less than 3 months. Confirmatory scan will be done in 4 weeks Among the patients who responded to AVB-500, four of seven remain responders and on study, and two patients remain on AVB-500 as single agent. All 4 achieved minimal efficacious AVB-500 concentration. Among the 13 patients whose best response was SD, four who achieved the minimal efficacious concentration of AVB-500 remain on study. One SD patient whose trough level was below the minimal efficacious concentration did not progress but withdrew consent. Eight (47%) of the patients who achieved the minimal efficacious concentration of AVB-500 remain on study versus none of the patients whose trough values were below that concentration. Because the study is still ongoing, DOR and PFS may continue to evolve.

Comparable Demographics and Baseline Characteristics Confirming AVB-500 Exposure Drives Anti-Tumor Activity Above Minimal Efficacious Concentration Below Minimal Efficacious Concentration Age, years median (min, max) 71 (52-82) 63.0 (53-80) Prior lines* 1 (%) 6 (35.3%) 2 (14.3%) 2 (%) 8 (47.1%) 6 (42.9%) 3 (%) 3 (17.6%) 5 (35.7%) Platinum Free Interval ≥ 3mo 11 (64.7%) 8 (57.1%) < 3mo 6 (35.3%) 6 (42.9%) ECOG 0 11 (64.7%) 6 (42.9%) 1 6 (35.3%) 8 (57.1%) * PAC PT IN BELOW MINIMAL EFFICACIOUS GROUP MISSING VALUE

Next Steps Data confirm strategy to investigate higher doses in the current Phase 1b study to determine if a greater proportion of patients achieve high drug exposure levels PK modeling predict a dose of 20 mg/kg should allow >90% of patients to achieve desired high exposure levels Anticipate 18-24 more patients across both cohorts and at 15 and 20mg/kg Will evaluate percentage of patients achieving minimal efficacious concentration and correlate to response rates Anticipate preliminary data read-out middle of 2020 for 15 and 20mg/kg

Platinum-Resistant Ovarian Cancer Phase 2/3 P1b Will Determine RP2D Anticipate initiating 2H20 Same population as P1b portion Effect size from P1b (all AVB-500 doses) will drive regulatory strategy, statistical plan, Ns Randomized (2:1), double-blind, placebo- controlled study to compare efficacy and tolerability of AVB-500 in combination with PLD or Pac versus placebo plus PLD or Pac Primary objective to assess anti-tumor activity of AVB-S6-500 in combination with Pac Or PLD as measure by PFS Secondary objectives include assessment of PK/PD and additional efficacy endpoints (ORR, OS, DOR, DCR) Platinum Resistant Ovarian Cancer 1-3 prior lines PLD SOC + placebo SOC= standard of care; PLD or PAC SOC + AVB-500

Pipeline Focused on GAS6/AXL Signaling in Oncology & Fibrosis

	Indication	Preclinical / Phase 1 (Phase 1*, Phase 1b) / Phase 2 / Phase 3
AVB-500	**Ovarian Cancer** *platinum resistant*	**Status:** P1b expansion to confirm early efficacy
AVB-500	**Clear Cell Renal Cancer**	**Status:** P1b/P2 Initiation expected 4Q19/1Q20
AVB-500	**3rd Oncology** *(undisclosed indication)*	
AVB-500	**Kidney Fibrosis** *(IgAN)*	**Status:** Initiation expected 4Q 2019
AVB-500	**Ovarian Cancer** *platinum resistant (PD-L1i combo; AZ; IST)*	**Status:** Recruiting 4Q2019
AVB-S6-TBD	**Chronic Fibrosis** *(undisclosed indication)*	

IST= investigator sponsored trial

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Rationale for AVB-500 in Kidney Cancer Strong biological rationale for clear cell Renal Cell Cancer AXL/GAS6 levels predict prognosis & survival in human Strong in vivo Activity in Preclinical models single agent combo with TKI Xiao et al, Cancer Research October 4, 2019; © 2019 Aravive, Inc. Rankin et al, PNAS | September 16, 2014 | vol. 111 | no. 37 | 13375

Rationale for AVB-500 in Kidney Fibrosis

Mesangial proliferation is a hallmark of IgAN



GAS6 acts as a mitogen, stimulating mesangial cell proliferation through binding to its cell-surface receptor AXL

M. Yanagita, et al. (1999) J Am Soc Nephrol 10: 2503–2509.

- **Strong biological rationale for IgA nephropathy (IgAN)**
- **GAS6 levels predict prognosis in human**
- **Strong in vivo activity in Preclinical models**

Coppo et al, Kidney Intl (2014) 86:828-36; Reich et al, J Am Soc Nephrol (2007) 3177-83

Yanigati et al, (2001) Am J Pathol. Apr; 158(4): 1423–1432

© 2019 Aravive, Inc.

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AXL Promotes a Suppressive Myeloid Micro-environment
ISTs Investigating Combinations of AVB-500 + PDL1 inhibitor

AXL expressed in patients unresponsive to PD-1/PD-L1 immunotherapy

- AXL presence
  - Decreases tumor T cells (killer) infiltration
  - Decreases Tumor antigen presentation
  - Increases suppressive myeloid cells and macrophages
- AXL loss
  - Increases Tumor antigen expression
  - Decreases suppressive myeloid cells and macrophage
  - Increases Tumor T cell infiltration
  - Sensitizes tumor cells to checkpoint immunotherapy when they were previously resistant cytokines
Mac
CD11b+
F4/80+
Axl
Gas6
MHCI
Tumour cell
CRISPR Axl
mDC
CD11b+
CD11c+
CD11c+
MHCII
MHCI

Adapted from NATURE COMMUNICATIONS | 7:13898 | DOI: 10.1038/ncomms13898 |

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Experienced, Methodical, Efficient Development Execution
Strong Clinical Development Team

Achieved Milestones	Upcoming Milestones

Dev Plan Enabled Bifurcated Strategy- Oncology and Fibrosis

- ✓ 4Q 2017- IND filed
- ✓ 1Q 2018- FIH in NHV initiated
- ✓ 2Q 2018- POM in NHV
- ✓ 3Q 2018- Tolerability in NHV
- ✓ 4Q 2018- P1b in Ovarian Cancer initiated
- ✓ 2Q 2019- POM in Ovarian Cancer
- ✓ 2Q 2019- Tolerability in Ovarian Cancer
- ✓ 3Q 2019- Early POC in Ovarian Cancer
- ✓ 3Q 2019- Expanded P1b Ovarian Cancer

Upcoming Milestones

- 4Q2019- Kidney fibrosis trial initiation
- 4Q2019/1Q2020- Renal cell carcinoma trial initiation
- Mid-2020- RP2D established from Ph1b Ovarian (after 15 and 20mg/kg doses)
- 2H-2020- P2/P3 Platinum-resistant ovarian cancer initiation
- 2020- Safety and early efficacy in kidney fibrosis

FIH=first in human; IND= investigational new drug application; POM=proof of mechanism; POC=proof of concept; R2PD=recommended P2 dose

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Financials and Capitalization NASDAQ: ARAV; Shares Outstanding*: 11.3M basic * As of September 30, 2019 Cash and cash equivalents*: $45M Cash and cash equivalents expected to enable the company to fund its operating plans through 2020 © 2019 Aravive, Inc.

AVB-500 Offers First- and Best-In-Class Opportunity in Oncology and Fibrosis Uniquely positioned in competitive landscape Robust pipeline addressing significant drivers of mortality in oncology and fibrosis: metastasis and drug resistance © 2019 Aravive, Inc. AVB-500: high affinity decoy protein, a potent and selective drug targets GAS6/AXL signaling Validated pathway drives activation, migration and invasion of abnormal cells Suppresses GAS6 to undetectable levels in early clinical studies; prolonged target engagement Safety and tolerability profile to date support use as combination and/or maintenance therapy Compelling early efficacy signal in platinum-resistant ovarian cancer No adverse events that limit dosing High AVB-500 levels predictive of anti-tumor activity; statistically significantly association with PFS (p=0.006568) In first 31 patients, median PFS for patients with high drug levels was 4-fold greater than those with low drug levels (p=0.0016). Expanded P1b portion to validate efficacy signal, evaluate higher doses and explore the most efficient regulatory path to approval Additional programs advancing into the clinic in high need indications Kidney fibrosis (IgA nephropathy) trial initiation anticipated in 4Q 2019 Renal cell carcinoma trial initiation anticipated in 4Q 2019-1Q 2020

Halting Disease Progression in its Tracks © 2019 Aravive, Inc. Thank You